Exhibit 99.1

CRA INTERNATIONAL, INC.

CODE OF BUSINESS CONDUCT AND ETHICS

As Adopted by the Board of Directors on January 8, 2004 and Amended on February 24, 2006, June 14, 2007, June 19, 2008, January 26, 2010 and June 30, 2010

I.                                                   BACKGROUND — ADMINISTRATION

The reputation and integrity of CRA International, Inc. (“CRA”) is a valuable asset that is fundamental to CRA’s continued success.  Associates of CRA are personally responsible for conducting CRA’s business in a manner that demonstrates a commitment to the highest standards of integrity.  This Code has been adopted to help all CRA associates meet these standards.  Specifically, the purpose of this Code is:

•                  to encourage among our associates a culture of honesty, accountability and mutual respect;

•                  to provide guidance to help associates to recognize and deal with ethical issues; and

•                  to provide mechanisms for associates to report unethical conduct.

The Board of Directors is ultimately responsible for oversight of this Code.  The Board has designated a Compliance Officer for the day-to-day implementation and administration of this Code.  From time to time, the Board may change this designation and may also designate one or more Assistant Compliance Officers to fill in at times when the Compliance Officer may be otherwise unavailable, such as during his or her vacation.  Associates can find these designations on CRA’s intranet or by contacting CRA’s human resources department.  Associates should direct questions concerning this Code to the Compliance Officer, whose contact information can be found on CRA’s intranet.

While this Code is designed to provide helpful guidelines, it is not intended to address every specific situation.  Nevertheless, in every instance, CRA requires that associates act honestly, fairly and with a view towards “doing the right thing.”  Dishonest or unethical conduct or conduct that is illegal will constitute a violation of this Code, regardless of whether such conduct is specifically referenced in this Code.  Associates should conduct their business affairs in such a manner that CRA’s reputation will not be impugned if the details of their dealings should become a matter of public discussion.  Associates shall not engage in any activity that adversely affects the reputation or integrity of CRA.

If laws or other policies and codes of conduct differ from this Code, or if there is a question as to whether this Code applies to a particular situation, associates should check with the Compliance Officer before acting.  If there are any questions about any situation, associates should ask the Compliance Officer how to handle the situation.

CRA will take such disciplinary or preventive action as it deems appropriate to address any existing or potential violation of this Code brought to its attention.  Any associate in a situation that he or she believes may violate or lead to a violation of this Code should follow the compliance procedures described in Section XIV of this Code.

Throughout this Code, the term “associate” refers to each CRA officer, each other CRA employee, each CRA director and each CRA outside consultant.  CRA’s outside consultants are those non-employee consultants or subcontractors who are retained by or through CRA, and this Code applies to such non-employee consultants and subcontractors only to the extent of the work that they undertake as such.

II.                                               OVERVIEW

It is the policy of CRA:  (a) to comply with all applicable governmental laws, rules and regulations; (b) to expect that all of its associates at all times practice honest and ethical conduct in the performance of CRA-related responsibilities, including the avoidance of personal conflicts of interest; (c) to expect all of its associates to treat others with dignity, including other associates, stockholders, clients and vendors; and (d) to encourage and support internal disclosure of any violation of this Code for appropriate action.

This Code governs the business-related conduct of all CRA associates, including, but not limited to, the chief executive officer, chief financial officer, chief operating officer and all other officers of CRA, all other CRA employees, all CRA directors and all CRA outside consultants.  CRA managers and supervisors are responsible for ensuring that the associates whom they supervise understand their responsibilities under this Code.

This Code’s standards cannot cover every possible situation at CRA.  CRA relies on the personal judgment and good sense of its associates to act properly and to recognize when they need guidance from others.  When in doubt, or to report possible Code violations, associates should contact the Compliance Officer.

III.                                           COMPLIANCE WITH LAW

A variety of laws apply to CRA and its operations.  It is CRA’s policy to comply with all applicable laws, including employment, discrimination, health, safety, antitrust, securities, banking and environmental laws.  No associate has authority to violate any law or to direct another associate or other person to violate any law on behalf of CRA.  Each CRA associate is expected to comply with all such laws, as well as rules and regulations adopted under such laws.  Examples of criminal violations under these laws include:

•                  stealing, embezzling or misapplying corporate or bank funds;

•                  using threats, physical force or other unauthorized means to collect money;

•                  making false entries in the books and records of CRA, or engaging in any conduct that results in the making of such false entries;

•                  making a payment for an expressed purpose on CRA’s behalf to an individual who intends to use it for a different purpose;

•                  utilizing CRA funds or other assets or services to make a political contribution or expenditure;

•                  making payments, whether corporate or personal, of cash or other items of value that are intended to influence the judgment or actions of political candidates, government officials or businesses in connection with any CRA activity;

•                  giving anything of value, directly or indirectly, to officials of foreign governments or foreign political candidates in order to retain business, in violation of the U.S. Foreign Corrupt Practices Act;

•                  trading in securities of CRA or CRA clients, while in possession of material inside information, in violation of applicable securities laws; and

•                  restraining trade in violation of antitrust laws, for example by fixing prices with competitors.

Many of the laws applicable to CRA and CRA associates are complex and fact specific.  If any associate has questions concerning a specific situation, he or she should contact the Compliance Officer before taking action.  CRA must and will report all suspected criminal violations to the appropriate authorities for possible prosecution, and will investigate, address and report, as appropriate, non-criminal violations.

IV.                                          PERSONAL CONFLICTS OF INTEREST

Associates are expected to make or participate in business decisions and actions in the course of their relationship with CRA based on the best interests of CRA as a whole, and not based on personal relationships or benefits.  A conflict of interest, which can occur or appear to occur in a wide variety of situations, can compromise associates’ business ethics.  Generally speaking, a conflict of interest occurs when an associate’s or an associate’s immediate family’s personal interest interferes with, or has the potential to interfere with, the interests or business of CRA.  For example, a conflict of interest may occur where an associate or a family member receives a gift, a unique advantage, or an improper personal benefit as a result of the associate’s position at CRA.  A conflict of interest could make it difficult for an associate to perform corporate duties objectively and effectively because he or she is involved in a competing interest.

The following is a discussion of certain common areas that raise conflict of interest issues.  However, a conflict of interest can occur in a variety of situations.  Associates must be alert to recognize any situation that may raise conflict of interest issues and must disclose to the Compliance Officer any material transaction or relationship that reasonably could be expected to give rise to actual or apparent conflicts of interest with CRA.

Associate and Vendor Relationships - It would be considered a conflict of interest if an associate has or had a romantic and/or sexual relationship with another associate where either associate participates in the decision-making process relating to employment, work assignment, progression, performance, compensation or promotion issues for the other associate.  It would be considered a conflict of interest if an associate has or had a romantic and/or sexual relationship with an employee of a vendor or supplier and the associate participated in the decision-making process relating to purchasing, selling or any business with such vendor or supplier.

Outside Activities/Employment — Any outside activity must not significantly encroach on the time and attention associates devote to their duties for CRA and should not adversely affect the quality or quantity of their work.  In addition, associates may not imply (without CRA’s approval) CRA’s sponsorship or support of any outside activity, and under no circumstances are associates permitted to take for themselves or their family members business opportunities that are discovered or made available by virtue of their positions at CRA.  Moreover, no employee may perform services for or, except as noted in the following paragraph, have a financial interest in any entity that is or to an associate’s knowledge may become, a vendor, client or competitor of CRA.  Employees are prohibited from taking part in any outside employment without CRA’s prior approval, except for minor, unrelated employment, that does not interfere with the employee’s duties to CRA.

No associate may knowingly acquire or hold securities of a client or other party for which the associate is performing work if ownership of the securities would be likely to affect adversely either the associate’s ability to exercise independent professional judgment on behalf of the client or the quality of the associate’s work.  An aggregate investment in the client’s securities which is equal to or greater than $50,000 will normally be presumed to have such an adverse effect.  Investments in client companies that meet or exceed that amount must be approved in writing by CRA’s Compliance Committee, except that investments in clients by non-employee directors who do not provide services to CRA clients in connection with CRA engagements and who have not done so for the preceding year will be presumed to be acceptable and are not subject to prior approval by CRA’s Compliance Committee.  In addition, a CRA associate cannot serve as the OIC or Project Manager of a project for a client in which the associate knowingly has an investment of more than $25,000 without the approval of the Compliance Committee.  Of course, associates must always follow CRA’s other policies concerning the trading of securities, including those further described in this Code.

Civic/Political Activities — Associates are encouraged to participate in civic, charitable or political activities so long as such participation does not encroach on the time and attention they are expected to devote to their CRA-related duties.  Such activities are to be conducted in a manner that does not create an appearance of CRA’s involvement or endorsement.

Inventions, Books and Publications — Employees must receive written permission from the Compliance Officer before developing, outside of CRA, any products, software or intellectual property that may be related to CRA’s current or potential business.

Proper Payments — CRA associates should pay for and receive only that which is proper.  CRA associates should not make or promise payments to influence another’s acts or decisions, and CRA associates must not give gifts beyond those extended in normal business.

Gifts — CRA associates and members of their families must not give or receive valuable gifts (including gifts of equipment or money, discounts or favored personal treatment) to or from any person associated with CRA’s vendors or clients.  Acceptance of a gift in the nature of a memento, such as a conference gift or other inconsequential gift, and engaging in normal occasional business-related entertainment, such as meals or use of sporting, theatrical or other public event tickets, is permissible with the understanding that it is expected associates will exercise sound judgment in reliance on these exceptions so as to avoid any situation that may otherwise be subject to question.

Loans to Executive Officers and Directors — CRA will not make loans or extend credit guarantees to or for the personal benefit of executive officers or directors except as permitted by law and the applicable listing standards of The Nasdaq Stock Market, Inc.

Conflicts of interest may not always be clear-cut, so if there is a question, associates should consult with higher levels of management.  Any associate who becomes aware of a conflict or potential conflict should bring it to the attention of the Compliance Officer, or follow the compliance procedures described in Section XIV of this Code.

A “related party” transaction as defined in Item 404(a) of Regulation S-K, promulgated by the Securities and Exchange Commission, will not be a conflict of interest under this Code if it is reviewed and approved by the Audit Committee, or another independent body of the Board of Directors, before it is consummated.

V.                                              INSIDER TRADING

Associates are prohibited from trading in securities while in possession of material inside information.  Among other things, trading while in possession of material inside information can subject the associate to criminal or civil penalties.  Associates are also prohibited from trading in CRA stock during designated blackout periods.  CRA’s Policy Statement on Securities Trading by CRA Personnel is incorporated by reference into this Code.

VI.                                          FAIR DEALING

Each associate should deal fairly and in good faith with CRA’s other associates, clients, suppliers, regulators, business partners and others.  No associate may take unfair advantage of anyone through manipulation, concealment, misrepresentation, inappropriate threats, fraud, abuse of confidential information or any other intentional unfair-dealing practice.

VII.                                      USE OF CRA ASSETS

CRA assets, including facilities, materials, supplies, time, information, intellectual property, software, and other assets owned or leased by CRA, or that are otherwise in CRA’s possession, may be used only for legitimate business purposes of CRA, except for any activities that have been approved in writing by CRA in advance, or for personal usage that is minor in amount and reasonable.  CRA associates are to report any theft or suspected theft to the Compliance Officer.

VIII.                                  DELEGATION OF AUTHORITY

Each associate, and particularly each of CRA’s officers, must exercise reasonable care to ensure that any delegation of authority is reasonable and appropriate in scope, and includes appropriate and continuous monitoring.

IX.                                          HANDLING CONFIDENTIAL INFORMATION

Associates should observe the confidentiality of information that they acquire by virtue of their relationship with CRA, including information concerning clients, vendors, competitors and other associates, except where disclosure is approved by CRA or otherwise legally mandated.  This includes financial information about CRA, which should under all circumstances be considered confidential except where its disclosure is approved by CRA, or following its disclosure in a press release or a report filed with the Securities and Exchange Commission.  In addition, associates must safeguard proprietary information, which includes information that is not generally known to the public and has commercial value in CRA’s business.  Proprietary information includes, among other things, business methods, analytical tools, software programs, source and object codes, trade secrets, ideas, techniques, inventions (whether patentable or not) and other information relating to economic analysis, designs, algorithms and research.  It also includes information relating to marketing, pricing, clients, and terms of compensation for CRA’s associates.  The obligation to preserve proprietary information continues even after employment ends.  In addition to violating this Code and CRA policy, unauthorized use or distribution of proprietary information could also be illegal and result in civil or even criminal penalties.  CRA considers its intellectual property and confidential information important assets and may bring suit against employees or former employees to vigorously defend its rights.

X.                                              HEALTH AND SAFETY

CRA strives to provide each associate with a safe and healthy work environment.  Each associate has responsibility for maintaining a safe and healthy workplace for all associates by following safety and health rules and practices and reporting accidents, injuries and unsafe equipment, practices or conditions.

Violence and threatening behavior will not be tolerated.  Associates should report to work in condition to perform their duties, free from the influence of illegal drugs or excessive alcohol.  The use of illegal drugs in the workplace will not be tolerated.

XI.                                          DISCRIMINATION AND HARASSMENT

The diversity of CRA’s associates is a tremendous asset.  CRA is firmly committed to providing equal opportunity in all aspects of employment and will not tolerate any illegal discrimination or harassment of any kind.  Examples include derogatory comments based on racial, ethnic, or religious characteristics and unwelcome sexual advances.

XII.                                      PUBLIC DISCLOSURES

As a public company, CRA endeavors to provide full, fair, accurate, timely and understandable disclosure in its filings and submissions with the Securities and Exchange Commission and public communications generally.  Associates engaged in the preparation of these filings, submissions and communications (“Public Disclosure Personnel”) must endeavor to provide that CRA’s filings, submissions, and communications meet these objectives.  Depending on their duties and responsibilities, other associates may be called upon to provide information to assure that CRA’s reports are complete, fair and understandable.  CRA expects all of its personnel to take this responsibility very seriously.  If requested by Public Disclosure Personnel to provide information for use in such filings, submissions or communications, associates will provide, as promptly as practicable, accurate, understandable and complete information on a timely basis.

It is a violation of this Code to misrepresent CRA’s financial performance or otherwise to compromise the integrity of CRA’s financial statements or other public disclosures.  It is also a violation to unduly or fraudulently influence, coerce, manipulate or mislead independent or internal auditors regarding CRA’s financial statements, accounting practices or internal controls or processes.

CRA requires honest and accurate recording and reporting of information in order to make responsible business decisions.  All of CRA’s books, records and accounts and financial statements must be maintained accurately and in reasonable detail, must appropriately reflect CRA’s transactions and must conform both to applicable legal requirements and to CRA’s system of internal controls.  CRA’s books, records and accounts must reflect, fairly and within CRA’s normal system of accounting, all assets, liabilities and transactions of CRA.  Unrecorded or “off the books” funds or assets should not be maintained unless permitted by applicable law or regulation.

All acquisitions and dispositions of assets, commitments and all other transactions on behalf of CRA must be executed only in accordance with established CRA procedures and management’s general and specific authorization.  Payments made by or on behalf of CRA must be supported by appropriate documentation properly describing the purpose of such payments.

The Company has adopted specific procedures regarding the receipt, retention and treatment of complaints and concerns regarding accounting, internal accounting controls and auditing matters and the confidential, anonymous submission by associates of concerns regarding questionable accounting or auditing matters.  These procedures are set forth in Exhibit A.

XIII.                                  SPECIAL ETHICS GUIDELINES FOR EMPLOYEES WITH FINANCIAL REPORTING RESPONSIBILITIES

The Chief Executive Officer, Chief Financial Officer, Chief Operating Officer and Vice President/ Controller (collectively, the “Financial Officers”) bear a special responsibility for promoting integrity throughout the organization, with responsibilities to CRA stockholders.  The Financial Officers have a special role both to adhere to these principles themselves and also to encourage a culture throughout CRA as a whole that endeavors to provide the fair and timely reporting of CRA financial results and condition, as well as other information required by Securities and Exchange Commission regulations.

Because of this special role, the Financial Officers are bound by the following Financial Officer Code of Ethics.

The Financial Officers will:

•                  Act with honesty and integrity, avoiding actual or apparent conflicts of interest in personal and professional relationships.

•                  Provide to CRA’s other employees, directors, consultants and advisors who are engaged in preparing, reviewing or filing reports and documents with the Securities and Exchange Commission (“SEC Reports”) or in disseminating other public communications such as press releases, information that is full, fair, accurate, timely and understandable.

•                  Endeavor to ensure full, fair, accurate, timely and understandable disclosure in SEC Reports and all other public communications made by CRA.

•                  Comply with laws, rules and regulations of federal, state and local governments, and appropriate self-regulatory organizations.

•                  Act in good faith, responsibly, with due care, competence and diligence, without misrepresenting material facts or allowing one’s independent judgment to be subordinated.

•                  Respect the confidentiality of information acquired in the course of one’s work except when authorized or otherwise legally obligated to disclose.

•                  Refrain from using confidential information acquired in the course of employment for personal advantage.

•                  Proactively promote and be an example of ethical behavior as a responsible partner among peers in the work environment.

•                  Achieve responsible use of and control over all assets and resources employed or entrusted.

•                  Record or participate in the recording of entries in CRA’s books and records that are accurate to the best of his or her knowledge.

•                  Promptly report to the Compliance Officer and/or the Director of Internal Audit (whose contact information can be found on CRA’s intranet), or through the CRA Suggestion Box or anonymous Hotline described in Exhibit A below, any conduct that he or she believes to be a violation of law or business ethics or of any provision of this Code, including any transaction or relationship that reasonably could be expected to give rise to such a conflict.

Violations of this Financial Officer Code of Ethics, including failures to report potential violations by others, will be viewed as a severe disciplinary matter that may result in personnel action, including termination of employment.  If an associate believes that a violation of the Financial Officer Code of Ethics has occurred, he or she should contact the Compliance Officer and/or the Director of Internal Audit, or use the CRA Suggestion Box or anonymous Hotline.

XIV.                                 REPORT OF VIOLATIONS

GENERAL POLICY REGARDING REPORT OF VIOLATIONS

Associates who observe, learn of, or, in good faith, suspect a violation of this Code must immediately report the violation to the Compliance Officer and/or the Director of Internal Audit, or use the CRA Suggestion Box or anonymous Hotline.  Associates who report violations or suspected violations in good faith will not be subject to retaliation of any kind.  Reported violations will be investigated and addressed promptly and will be treated confidentially to the extent possible.  A violation of this Code may result in disciplinary action, which may include termination of an associate’s relationship with CRA.

COMPLAINT PROCEDURE

Notification of Complaint — Associates who observe, learn of or, in good faith, suspect a violation of this Code must report the violation immediately to the Compliance Officer, or if for some reason the associate is uncomfortable reporting the violation to the Compliance Officer (such as if the violation may involve the Compliance Officer), to the Director of Internal Audit or use the CRA Suggestion Box or anonymous Hotline.  Whenever practical, the complaint should be made in writing.  It is unacceptable to submit a complaint knowing it is false.

Investigation — Reports of violations will be investigated under the supervision of the Compliance Officer.  Relevant corporate records will be reviewed, pertinent associates and others may be interviewed, and such other action as the Compliance Officer deems appropriate under the circumstances will be taken in order to determine the existence and extent of any violation.  CRA associates are expected to cooperate in the investigation of reported violations.

Confidentiality — Except as may be required by law or the requirements of the resulting investigation, the Compliance Officer and others conducting the investigation shall not disclose the identity of anyone who reports a suspected violation if anonymity is requested.  Except as may be required by law or the requirements of the resulting investigation, all reports of violations and related consultations will be kept confidential to the extent possible under the circumstances.

Protection Against Retaliation — Retaliation in any form against an individual who reports an alleged violation of this Code, even if the report is mistaken, may itself be a violation of law and is a serious violation of this Code.  Any alleged act of retaliation must be reported immediately to the Compliance Officer.  If determined to have in fact occurred, any act of retaliation will result in appropriate disciplinary action, which may include termination of the associate’s relationship with CRA.

XV.                                     WAIVERS

Requests for a waiver of a provision of this Code must be submitted in writing to the Compliance Officer for appropriate review, and an executive officer or appropriate Board committee will decide the outcome.  For conduct involving an executive officer or director, only the Board of Directors has the authority to waive a provision of this Code.  In the event of an approved waiver involving the conduct of an executive officer or director, appropriate and prompt disclosure, along with the reasons for the waiver, must be made to CRA’s stockholders as required by Securities and Exchange Commission or other regulation or by applicable listing standards of The Nasdaq Stock Market, Inc.

Statements in this Code to the effect that certain actions may be taken only with “CRA’s approval” will be interpreted to mean that appropriate executive officers or members of the Board of Directors must give prior written approval before the proposed action may be undertaken.

XVI.                                 COMPLIANCE

Adherence to Code; Disciplinary Action — All CRA associates have a responsibility to understand and follow this Code.  In addition, all CRA associates are expected to perform their work with honesty and integrity in all areas not specifically addressed in this Code.  CRA will discipline any associate who violates this Code or related practices.  The determination of the appropriate discipline will be made in consultation with the Compliance Officer and such CRA executive officers as the Compliance Officer shall deem appropriate.  Such discipline may include, among other things, written notice to the associate that CRA has determined that there has been a violation, censure by CRA, demotion or re-assignment, suspension with or without pay or benefits, or termination of the associate’s relationship with CRA.  Among the factors that may be taken into account in determining the appropriate disciplinary action are the following:  (i) the nature and severity of the violation and the ramifications to CRA of the violation; (ii) whether the associate involved was directly or indirectly involved in the violation; (iii) whether the violation appears to have been intentional or inadvertent; (iv) whether the violation represented an isolated occurrence or a pattern of conduct; (v) whether the associate had been advised prior to the violation of the proper course of action; (vi) whether the associate voluntarily reported the violation; (vii) whether the associate withheld information concerning the violation; (viii) the degree to which the associate cooperated with any investigation of the circumstances; (ix) the extent to which the circumstances reflect inadequate supervision or lack of diligence; and (x) the associate’s past violations, if any.

Records of all violations of this Code and the disciplinary action taken will be maintained by the Compliance Officer and will be placed in the associate’s personnel file.

CRA will notify and cooperate with the police or other governmental authorities regarding acts of associates involving violations of law.  In addition, some violations may result in CRA bringing suit against employees or former employees to vigorously defend its rights.

Communications; Training; Annual Certification — CRA strongly encourages dialogue among associates and their supervisors to make everyone aware of situations that give rise to ethical questions and to articulate acceptable ways of handling those situations.  Employees at the outset of their employment will receive training on the contents and importance of this Code and related policies and the manner in which violations must be reported and waivers must be requested.  In addition, every CRA employee must certify annually that he or she has read this Code and to the best of his or her knowledge is in compliance with all its provisions.

Responsibility of Senior Employees — All CRA officers and other managerial employees will be responsible for the enforcement of, and compliance with, this Code, including necessary distribution to assure associate knowledge and compliance.  Officers and other managerial employees are expected to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships.  Managerial employees may be disciplined if they condone misconduct, do not report misconduct, do not take reasonable measures to detect misconduct, or do not demonstrate the appropriate leadership to insure compliance.

XVII.                             RELATED POLICIES

This Code should be read in conjunction with CRA’s other related policy documents, including the Employee’s Invention, Confidentiality, and Publication Agreement, the Contractor’s Agreement, and the Statement of Policy and Procedures Regarding Confidential Information, Securities Trading, and Personal Investments.  This Code supplements, but does not supersede, any contractual obligation any person may have under the terms of any agreements with CRA.  This Code is not intended to create any contract (express or implied) with any person, including, without limitation, any employment or consulting contract, or to constitute any promise that a person’s employment or consulting arrangement will not be terminated except for cause.

XVIII.                         CERTIFICATION; AMENDMENT

This Code was approved and originally adopted by the Board of Directors of CRA on the 8th day of January, 2004 and may be revised, changed or amended at any time by the Board of Directors.

EXHIBIT A

PROCEDURES REGARDING COMPLAINTS ABOUT ACCOUNTING,

INTERNAL ACCOUNTING CONTROLS AND AUDITING MATTERS

AND THE ANONYMOUS SUBMISSION OF CONCERNS REGARDING

QUESTIONABLE ACCOUNTING OR AUDITING MATTERS

A.            RECEIPT, RETENTION AND TREATMENT OF COMPLAINTS.

1.              Receipt.

Any associate who either has a reportable matter or receives a complaint, whether from another associate or any other person, regarding accounting, internal accounting controls or auditing matters (a “Complaint”) shall promptly advise CRA’s Compliance Officer and/or the Director of Internal Audit of the receipt and substance of the Complaint.  The submission process is described in Section B below.

Promptly after the Compliance Officer and/or the Director of Internal Audit is advised of such a Complaint, he or she shall inform the Chairperson of the Audit Committee of the substance of the Complaint and forward to the Chairperson copies of any written or other documentation received by the Compliance Officer and/or the Director of Internal Audit in connection with the Complaint.  Notwithstanding the requirement to inform the Chairperson, however, the Compliance Officer and/or the Director of Internal Audit may elect not to so inform the Audit Committee if the Compliance Officer and/or the Director of Internal Audit determines that the Complaint is frivolous or without merit.

2.             Retention.

The Compliance Officer and/or the Director of Internal Audit shall retain all writing and other documentation received in connection with a Complaint, in a secure area, for at least five (5) years from the receipt.

3.             Treatment.

The Audit Committee shall include the matters raised by the Complaint on the agenda for discussion at its next meeting following the date the Chairperson of the Audit Committee receives notification of the Complaint from the Compliance Officer and/or the Director of Internal Audit.  If the Chairperson determines, in his or her reasonable judgment, that the matters raised in the Complaint should be addressed before the next regularly scheduled meeting of the Audit Committee, the Chairperson shall call a special meeting of the Audit Committee to be held at a sooner time.

The Audit Committee may invite the Compliance Officer and/or the Director of Internal Audit and any other associates, as well as representatives of CRA’s independent auditors or its outside legal counsel, to attend all or a portion of the meeting at which a discussion of the Complaint is scheduled.  In addition, the Audit Committee may engage independent counsel and other advisers, as it may deem necessary, in evaluating and responding to the Complaint.  At the meeting, the Audit Committee shall discuss and evaluate the merits of the Complaint and authorize such responses and follow-up actions, if any, as it deems necessary and appropriate, to address the substance of the Complaint.

B.            ASSOCIATE SUBMISSIONS.

Associates who have any concerns regarding questionable accounting or auditing matters should contact the Compliance Officer or any member of the Audit Committee.

An associate who has or wishes to raise concerns regarding questionable accounting or auditing matters anonymously may do so by submitting his or her concerns in writing to the Compliance Officer and/or the Director of Internal Audit, by sending an anonymous e-mail to the “CRA Suggestion Box” or by calling CRA’s anonymous Hotline.  Associates can find the email address for the CRA Suggestion Box and the phone number for CRA’s anonymous Hotline on CRA’s intranet or by contacting CRA’s human resources department.  Even if an associate submits concerns other than anonymously, CRA will endeavor to protect the privacy and confidentiality of that associate to the extent possible.  In any event, associates will not be subject to reprisal or public embarrassment for making good faith reports of concerns.

All concerns regarding questionable accounting or auditing matters will be treated in the same manner as Complaints received under Section A above (concerning receipt, retention and treatment of Complaints).